UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

DEFINITIVE SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Novint Technologies, Inc.
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NOVINT TECHNOLOGIES, INC.

4601 Paradise Boulevard NW, Suite B
Albuquerque, New Mexico 87114

June 16, 2008

Dear Shareholders:

You are cordially invited to attend the annual meeting of shareholders of Novint Technologies, Inc. to be held in Albuquerque, New Mexico at our corporate headquarters located at 4601 Paradise Boulevard NW, Suite B, Albuquerque, New Mexico on July 28, 2008 at 2:00 p.m. (local time).

At the meeting, shareholders will be asked to vote on the election of three directors and the ratification of the appointment of AJ. Robbins, P.C. as the Company’s independent registered public accounting firm for the Company’s 2008 fiscal year.

The Notice of Annual Meeting of Shareholders and Proxy Statement accompanying this letter provide detailed information concerning matters to be considered at the meeting.

Your vote is important. I urge you to vote as soon as possible whether or not you plan to attend the annual meeting.

Thank you for your continued support of Novint Technologies, Inc.

Sincerely,

/s/ Thomas G. Anderson
Thomas G. Anderson,
Chairman and Chief Executive Officer

NOVINT TECHNOLOGIES, INC.

4601 Paradise Boulevard NW, Suite B
Albuquerque, New Mexico 87114

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JULY 28, 2008

TO THE SHAREHOLDERS OF NOVINT TECHNOLOGIES, INC.:

The annual meeting of the shareholders of Novint Technologies, Inc., a Delaware corporation, (the “Company”), will be held on Monday, July 28, 2008, at 2:00 p.m. (local time), at our corporate headquarters located at 4601 Paradise Boulevard NW, Suite B, Albuquerque, New Mexico, for the following purposes:

1. To elect three directors to serve until the 2009 annual meeting of shareholders.

2. To ratify the appointment of AJ. Robbins, P.C. as the Company’s independent registered public accounting firm for the 2008 fiscal year.

3. To transact such other business as may properly come before the meeting.

The Board of Directors has fixed the close of business on June 13, 2008 as the record date for the determination of shareholders entitled to notice of and to vote at the annual meeting. We hope that you will attend the meeting, but if you cannot do so, please complete, date and sign the enclosed proxy card, and return it in the accompanying envelope as promptly as possible. Returning the enclosed proxy card will not affect your right to vote in person if you attend the meeting.

By Order of the Board of Directors

Thomas G. Anderson,
Chairman of the Board of Directors

Albuquerque, New Mexico
June 16, 2008

TABLE OF CONTENTS

ANNUAL MEETING	1

PROPOSAL 1 - ELECTION OF DIRECTORS	3

PROPOSAL 2 - RATIFICATION OF INDEPENDENT ACCOUNTANTS	7

PROPOSAL 3 - OTHER MATTERS	9

MANAGEMENT	9

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	16

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	17

GENERAL INFORMATION	18

Novint Technologies, Inc.

4601 Paradise Boulevard NW, Suite B
Albuquerque, New Mexico 87114

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JULY 28, 2008

June 16, 2008

GENERAL

The enclosed proxy is solicited on behalf of the Board of Directors of Novint Technologies, Inc., a Delaware corporation (the “Company”), for use at the annual meeting of shareholders to be held on July 28, 2008 at 2:00 p.m. (local time), or at any adjournment or postponement of the meeting, for the purposes set forth in this proxy statement and in the accompanying Notice of Annual Meeting. The annual meeting will be held at our corporate headquarters located at 4601 Paradise Boulevard NW, Suite B, Albuquerque, New Mexico. The Company intends to mail this proxy statement and accompanying proxy card on or about June 23, 2008 to all shareholders entitled to vote at the annual meeting.

ABOUT THE MEETING

Why did I receive this proxy statement?

You received this proxy statement because you held shares of the Company’s common stock on June 13, 2008 (the “Record Date”) and are entitled to vote at the annual meeting. The Board of Directors is soliciting your proxy to vote at the meeting.

What am I voting on?

You are being asked to vote on two items:

1. The election of three directors (see page 3).

2. The ratification of AJ. Robbins, P.C. as the Company’s independent registered public accounting firm for the 2008 fiscal year (see page 8).

How do I vote?

Shareholders of Record

If you are a shareholder of record, there are two ways to vote:

•              By completing and returning your proxy card in the postage-paid envelope provided by the Company; or

•              By voting in person at the meeting.

Street Name Holders

Shares which are held in a brokerage account in the name of the broker are said to be held in “street name.”

If your shares are held in street name, you should follow the voting instructions provided by your broker. You may complete and return a voting instruction card to your broker, or, in many cases, your broker may also allow you to vote via the telephone or internet. Check your proxy card for more information. If you hold your shares in street name and wish to vote at the meeting, you must obtain a legal proxy from your broker and bring that proxy to the meeting.

Regardless of how your shares are registered, if you complete and properly sign the accompanying proxy card and return it to the address indicated, it will be voted as you direct.

What are the voting recommendations of the Board of Directors?

The Board of Directors recommends that you vote in the following manner:

1. FOR each of the persons nominated by the Board of Directors to serve as directors.

2. FOR the ratification of the appointment of AJ. Robbins, P.C. as independent registered public accounting firm for the 2008 fiscal year.

Unless you give contrary instructions on your proxy card, the persons named as proxies will vote your shares in accordance with the recommendations of the Board of Directors.

Will any other matters be voted on?

We do not know of any other matters that will be brought before the shareholders for a vote at the annual meeting. If any other matter is properly brought before the meeting, your signed proxy card would authorize Thomas G. Anderson and Walter Aviles to vote on such matters in their discretion.

Who is entitled to vote at the meeting?

Only shareholders of record at the close of business on the Record Date are entitled to receive notice of and to vote at the annual meeting. If you were a shareholder of record on that date, you will be entitled to vote all of the shares that you held on that date at the meeting, or any postponement or adjournment of the meeting.

How many votes do I have?

You will have one vote for each share of the Company’s common stock that you owned on the Record Date.

How many votes can be cast by all shareholders?

The Company had 31,969,266 outstanding shares of common stock on the Record Date. Each of these shares is entitled to one vote. There is no cumulative voting.

How many votes must be present to hold the meeting?

The holders of a majority of the Company’s common stock outstanding on the Record Date must be present at the meeting in person or by proxy in order to fulfill the quorum requirement necessary to hold the meeting. This means at least 15,984,634 shares must be present in person or by proxy.

If you vote, your shares will be part of the quorum. Abstentions and broker non-votes will also be counted in determining the quorum. A broker non-vote occurs when a bank or broker holding shares in street name submits a proxy that states that the broker does not vote for some or all of the proposals because the broker has not received instructions from the beneficial owners on how to vote on the proposals and does not have discretionary authority to vote in the absence of instructions.

We urge you to vote by proxy even if you plan to attend the meeting so that we will know as soon as possible that a quorum has been achieved.

What vote is required to approve each proposal?

In the election of directors, the affirmative vote of a plurality of the votes present in person or by proxy and entitled to vote at the meeting is required. A proxy that has properly withheld authority with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for the purposes of determining whether there is a quorum.

For all other proposals, the affirmative vote of a majority of the shares represented in person or by proxy and entitled to vote at the meeting will be required for approval. An abstention with respect to these proposals will be counted for the purposes of determining the number of shares entitled to vote that are present in person or by proxy. Accordingly, an abstention will have the effect of a negative vote.

If a broker indicates on the proxy that it does not have discretionary authority as to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to the matter.

Can I change my vote?

Yes. You may change your vote by sending in a new proxy card with a later date, or, if you are a shareholder of record, sending written notice of revocation to the Company’s Corporate Secretary at the address on the cover of this proxy statement. Also, if you attend the meeting and wish to vote in person, you may request that your previously submitted proxy not be used.

Who can attend the annual meeting?

Any person who was a shareholder of the Company on June 13, 2008 may attend the meeting. If you own shares in street name, you should ask your broker or bank for a legal proxy to bring with you to the meeting. If you do not receive the legal proxy in time, bring your most recent brokerage statement so that we can verify your ownership of our stock and admit you to the meeting. However, you will not be able to vote your shares at the meeting without a legal proxy.

What happens if I sign and return the proxy card but do not indicate how to vote on an issue?

If you return a proxy card without indicating your vote, your shares will be voted as follows:

•                                          FOR each of the nominees for director named in this proxy statement;

•                                          FOR ratification of the appointment of AJ. Robbins, P.C. as the independent registered public accounting firm for the Company for the 2008 fiscal year.

PROPOSAL 1 - ELECTION OF DIRECTORS

Our Bylaws provide that the Board of Directors will consist of one or more Directors who will be elected annually by the Shareholders at their Annual Meeting to serve until their successors have been elected and qualified.

The Board of Directors has approved the nominations of three persons to serve as directors until the 2009 annual meeting, or until each director’s successor is elected and qualified. Each of the nominees has agreed to serve if elected. All of the nominees currently serve on the Board of Directors. The nominees are as follows:

Name	Age	Current Position with the Company	Director Since
Thomas G. Anderson	33	Chairman of the Board, Chief Executive Officer and Chief Financial Officer	2000
Marvin Maslow	70	Director	2000
V. Gerald Grafe	44	Director	2006

The biographical background of each nominee for director is as follows.

Thomas G. Anderson — CEO, President, Acting CFO, and Chairman of the Board . Thomas G. Anderson, our CEO, President, CFO and Chairman of the Board, is one of the earliest pioneers in 3D touch software. He has led Novint since its inception and has been responsible for overseeing all aspects of its business development. He began his work on computer touch more than ten years ago at Sandia National Laboratories using the first PHANTOM (the first haptics device of its kind) ever sold. Mr. Anderson was the inventor and principal investigator during the five-year computer touch project at Sandia responsible for developing the technology and applying it to important problems. Mr. Anderson then worked to obtain an exclusive license to the Sandia Technology for Novint Technologies. From 1998 to 2000, Mr. Anderson was a member of the technical staff at Sandia National Laboratories. His responsibilities included software programming and haptic project development. Sandia National Laboratories is a DOE National Research Laboratory. From 2000 to the present, Mr. Anderson has served as the CEO of Novint Technologies, Inc., with responsibilities including all aspects of running the company including overseeing product and project development, business development, legal, accounting, hiring, management of employees, and company operations. Mr. Anderson has a BS in Electrical Engineering, Magna Cum Laude, from the University of New Mexico, and an MS in Electrical Engineering from the University of Washington, where he studied both computer interface technology and business management.

Marvin Maslow — Director. Marvin Maslow is the first board member after Thomas G. Anderson, and is the former CEO of our principal investor, Manhattan Scientifics. Mr. Maslow has provided a strong guiding hand in our early growth. From June 1990 through September 1996, Mr. Maslow served as chief executive officer of Projectavision, Inc., a company he co-founded to develop and market video projection technology. Since November 1996, Mr. Maslow has served as chief executive officer and chairman of the board of Tamarack Storage Devices, Inc. From 1999 through 2002, Mr. Maslow served as a director of NMXS.com, Inc. For more than 20 years, Mr. Maslow has been President of Normandie Capital Corp., a private investment and consulting company. Mr. Maslow is credited with the starting up and financing of more than 20 enterprises during his career. Mr. Maslow received an A.A.S. degree from the Rochester Institute of Technology in 1957 and an honorable discharge from the U.S. Army Signal Corps in 1963. Mr. Maslow is the special advisor to the Board of Directors of Manhattan Scientifics, Inc., a publicly traded company which is also one of our shareholders.

V. Gerald Grafe — Director. V. Gerald Grafe is a member of our Board. Mr. Grafe is a founder of Hisey Grafe, PC, a law firm focused on emerging companies, emerging technologies, and intellectual property. Mr. Grafe provides strategic consulting, legal counsel, and intellectual property services for a select group of companies. Mr. Grafe has helped guide the formation and funding of numerous startups, has represented early stage companies in numerous transactions with giants in their respective fields, and serves as the corporate secretary of several companies. Mr. Grafe became general counsel of InLight Solutions, Inc., in 2002, where he also helped architect the creation of three venture-funded spinouts. Prior to joining InLight, Mr. Grafe was employed at Sandia National Laboratories, serving first as a researcher in advanced computing, and then as an attorney in the patent and licensing organization (where he wrote and prosecuted Sandia’s first haptics patents). Mr. Grafe has a B.S. in Electrical Engineering, summa cum laude, from Texas A&M University, an M.S. in Electrical and Computer Engineering from the University of New Mexico, and was first in his class when receiving the J.D. degree from the University of New Mexico.

THE BOARD RECOMMENDS A VOTE “FOR”

EACH NOMINEE

The Board of Directors and its Committees

Our Board of Directors currently consists of three members. Our bylaws provide that our directors will be elected at each annual meeting of the stockholders. Their term of office will run until the next annual meeting of the stockholders and until their successors have been elected and qualified or until their earlier death, resignation or removal.

Our Board of Directors is responsible for establishing broad corporate policies and for overseeing the overall management of the Company. In addition to considering various matters which require its approval, the Board of Directors provides advice and counsel to, and ultimately monitors the performance of, the Company’s senior management.

During the fiscal year ended December 31, 2007, the Board of Directors met and/or took action by written consent eight (8) times. All of the directors unanimously agreed to all of the resolutions by signing written resolutions or by voting to accept the resolutions proposed at the meeting. During the 2007 fiscal year, the Board of Directors acted mostly by unanimous written consent in lieu of holding meetings.

Audit Committee

We currently have a separately designated Audit Committee. Our Audit Committee is comprised of Mr. Ralph Anderson, who is not a director, or employee, or consultant to the Company. Our Board of Directors has determined that Mr. Anderson is a “financial expert” as that term is defined by the SEC. The Audit Committee does not have a formal charter, however the purposes of the Audit Committee are:

•	to oversee the quality and integrity of the financial statements and other financial information we provide to any governmental body or the public;

•	to oversee the independent auditors’ qualifications and independence;

•	to oversee the performance of our independent auditors;

•	to oversee our systems of internal controls regarding finance,

•	to oversee accounting, legal compliance and ethics policies that management and the Board of Directors have established or will establish in the future;

•	to establish procedures for the receipt, retention and treatment of employees and executives;

•
to investigate complaints regarding accounting, internal controls, and other auditing matters and to provide for the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters;

•
to provide an open avenue of communication among the independent auditors, financial and senior management, the internal auditing department, and the Board of Directors, always emphasizing that the independent auditors are accountable to the Audit Committee; and

•	to perform such other duties as are directed by the Board of Directors.

Compensation Committee

We do not currently have a Compensation Committee. Our entire Board of Directors makes determinations concerning salaries and incentive compensation and otherwise determines compensation levels for the Company’s executive officers, directors and other key employees and performs such other functions regarding compensation as may be required.

Nominating Committee

We do not currently have a Nominating Committee. Our entire Board of Directors evaluates and recommends nominees for membership on the Company’s Board of Directors and its committees.

Shareholder Communications with Non-Management Members of the Board

The Company has adopted a formal process for shareholder communications with the independent members of the Board. The policy is as follows:

Interested parties are invited to communicate with the non-management members of the Board by sending correspondence to the non-management members of the Board of Directors, c/o Corporate Secretary, Novint Technologies, Inc., 4601 Paradise Boulevard NW, Suite B, Albuquerque, New Mexico 87114.

The Corporate Secretary will review all such correspondence and forward to the non-management members of the Board a summary of all such correspondence received during the prior month and copies of all such correspondence that deals with the functions of the Board or committees thereof or that otherwise is determined to require attention of the non-management directors. Non-management directors may at any time review the log of all correspondence received by the Company that is addressed to the non-management members of the Board and request copies of any such correspondence. Concerns relating to accounting, internal controls or auditing matters will immediately be brought to the attention of the Chairman of the Audit Committee.

PROCEDURES FOR NOMINATING DIRECTORS

The Board of Directors determines the required selection criteria and qualifications of director nominees based upon our needs at the time nominees are considered. In general, directors should possess the highest personal and professional ethics, integrity and values, and be committed to representing the long-term interests of our stockholders.

In addition to the above considerations, the Board of Directors will consider criteria such as strength of character and leadership skills; general business acumen and experience; broad knowledge of the industry; age; number of other board seats; and willingness to commit the necessary time to ensure an active board whose members work well together and possess the collective knowledge and expertise required by the Board. The Board of Directors will consider these same criteria for candidates regardless of whether the candidate was identified by the Board of Directors, by stockholders, or any other source.

The Board of Directors will consider qualified candidates for possible nomination that are submitted by our stockholders. Stockholders wishing to make such a submission may do so by sending the following information to the Board of Directors c/o Chief Executive Officer at the address indicated on the Notice of Annual Meeting of Stockholders. Any recommendations submitted to the Chief Executive Officer should be in writing and should include whatever supporting material the stockholder considers appropriate in support of that recommendation, but must include the information that would be required under the rules of the SEC in a proxy statement soliciting proxies for the election of such candidate and a signed consent of the candidate to serve as a director of the Company, if elected.

As permitted by SEC rules, stockholders who wish to submit a proposal or nominate a person as a candidate for election to our Board of Directors at an annual meeting must follow certain procedures. These procedures require that timely, written notice of such proposal or nomination be received by our Chief Executive Officer at our principal executive offices prior to the first anniversary of the preceding year’s annual meeting.

The Board of Directors conducts a process of making a preliminary assessment of each proposed nominee based upon the resume and biographical information provided, an indication of the candidate’s willingness to serve and other background information, business experience, and leadership skills, all to the extent available and deemed relevant by the Board of Directors. This information is evaluated against the criteria set forth above and our specific needs at that time. Based upon a preliminary assessment of the candidate(s), those who appear best suited to meet our needs may be invited to participate in a series of interviews, which are used as a further means of evaluating potential candidates. On the basis of information learned during this process, the Board of Directors determines which candidate(s) to recommend to the Board to submit for election at the next stockholder meeting. The Board of Directors uses the same process for evaluating all candidates, regardless of the original source of the nomination.

Our goal is to seek to achieve a balance of knowledge and experience on our Board. To this end, we seek nominees with the highest professional and personal ethics and values, an understanding of our business and industry, diversity of business experience and expertise, a high level of education, broad-based business acumen, and the ability to think strategically. Although we use the criteria listed above as well as other criteria to evaluate potential nominees, we do not have a stated minimum criteria for nominees. The Board does not use different standards to evaluate nominees depending on whether they are proposed by our directors and management or by our stockholders. To date, we have not paid any third parties to assist us in finding director nominees.

DIRECTOR COMPENSATION

The following director compensation disclosure reflects all compensation awarded to, earned by or paid to the directors below for the fiscal year ended December 31, 2007.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)		Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)		Total ($)
Marvin Maslow (1)	—	—		—	—	—	$75,000	(3)	$75,000

V. Gerald Grafe (2)	—	$15,000	(4)	—	—	—	$130,166	(2)	$145,166

Thomas G. Anderson (5)	$150,000	—		—	—	—	—		$150,000

(1)	The aggregate number of stock awards and option awards issued to Mr. Maslow and outstanding as of December 31, 2007 is 1,750,000.

(2)
The aggregate number of stock awards and option awards granted to Mr. Grafe and outstanding as of December 31, 2007 is 316,306. Mr. Grafe is a shareholder and practicing attorney at the law firm Hisey Grafe, P.C. (the “Firm”), which represents Novint on intellectual property and other related matters. The Firm accrued $130,166 in legal fees in 2007. Mr. Grafe was issued 25,000 shares of common stock and 25,000 warrants to purchase shares at $1.50 per share as payment for $25,000 of these legal fees. In addition, on January 3, 2008, the Company granted to Mr. Grafe an option to purchase 100,000 shares of common stock at an exercise price of $0.89 per share for services performed in 2007 and for services to be performed for the Company in the future. 3,667 of such options had been earned as of December 31, 2007 and were vested upon grant. The Company recorded $2,354 as expense associated with the 3,667 vested options.

(3)	Compensation earned for strategic advice and investor relations services provided to Novint.

(4)	We granted 13,637 shares to Mr. Grafe on September 20, 2007. The value of the stock award was calculated based on the aggregate grant date fair value computed in accordance with FAS 123R.

(5)	Represents compensation earned as Chief Executive Officer. Mr. Anderson is not compensated for serving on the Board of Directors.

PROPOSAL 2 – RATIFICATION OF INDEPENDENT ACCOUNTANTS

The Board of Directors has appointed AJ. Robbins, P.C. (“AJ Robbins”) as the Company’s independent registered public accountants for the fiscal year ending December 31, 2008 and this appointment is being presented to the shareholders for ratification.

A representative of AJ Robbins is expected to be present at the 2008 annual meeting (either in person or by teleconference), will have an opportunity to make a statement if he so desires, and will be available to respond to appropriate questions.

Shareholder ratification of the selection of AJ Robbins as the Company’s independent registered public accountants is not required by the Company’s bylaws or otherwise. However, the Board is submitting the appointment of AJ Robbins to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the appointment, the Board will reconsider whether or not to retain that firm. Even if the appointment is ratified, the Board in its discretion may appoint a different independent accounting firm at any time during the year if the Board determines that such a change would be in the best interests of the Company and its shareholders.

Audit Committee Report

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. The Audit Committee has full authority to engage the independent auditor, independent advisors, and consultants. In fulfilling its oversight responsibilities, the Audit Committee:

•
reviewed the audited consolidated financial statements in the Company’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2007 with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the consolidated financial statements;

•
reviewed with AJ Robbins, the independent auditors, who are responsible for expressing an opinion on the conformity of the Company’s audited consolidated financial statements with accounting principles generally accepted in the United States of America, their judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards;

•
reviewed the written disclosures and the letter required by Independent Standards Board Standard No. 1. In addition, the Committee has discussed with AJ Robbins their independence from management and the Company, including the matters in the written disclosures required by the Independence Standards Board and considered the compatibility of non-audit services with the auditors’ independence;

•
been advised by AJ Robbins that it has discussed with the Committee and management all the matters required to be discussed by Statement of Auditing Standards No. 61, as modified, which include among other items, matters related to the conduct of the audit of the Financial Statements;

•
discussed with AJ Robbins the overall scope and plans for its audit. The Committee meets with AJ Robbins, with and without management present, to discuss the results of its examinations, its evaluation of the Company’s internal controls, and the overall quality of the Company’s financial reporting process;

•
based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company’s audited consolidated financial statements be included in the Annual Report on Form 10-KSB for the fiscal year ended December 31, 2007 for filing with the Securities and Exchange Commission; and

•	selected AJ Robbins to serve as the Company’s independent auditors for 2008.

Respectfully submitted,

THE AUDIT COMMITTEE

Ralph Anderson

PRINCIPAL ACCOUNTANT FEES AND SERVICES

The following table sets forth fees billed to us by our auditors, AJ Robbins, during the fiscal years ended December 31, 2007 and December 31, 2006 for: (i) services rendered for the audit of our annual financial statements and the review of our quarterly financial statements, (ii) services by our auditor that are reasonably related to the performance of the audit or review of our financial statements and that are not reported as Audit Fees, (iii) services rendered in connection with tax compliance, tax advice and tax planning, and (iv) all other fees for services rendered.

	December 31, 2007	December 31, 2006
(i) Audit Fees	$131,194	$169,698
(ii) Audit Related Fees	—	—
(iii) Tax Fees	5,000	6,762
(iv) All Other Fees	—	—
Total fees	$136,194	$176,460

Audit Fees. Consists of the aggregate fees billed for each of the last two fiscal years for professional services rendered by the Company’s principal accountant for the audit of the Company’s annual financial statements and review of financial statements included in the Company’s Form 10-QSB or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements in those fiscal years. Includes $24,444 paid to our former principal accountant to review the Company’s regulatory filings during the fiscal year ended December 31, 2006.

Audit-Related Fees. Consists of the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit or review of the Company’s financial statements.

Tax Fees. Consists of the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning.

All Other Fees. Consist of the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant other than the services reported above.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR”
THE RATIFICATION OF THE APPOINTMENT OF AJ. ROBBINS, P.C. AS THE COMPANY’S
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

PROPOSAL 3 - OTHER MATTERS

The Board of Directors does not know of any other matters that will be presented for consideration at the 2008 annual meeting. If any other matters are properly brought before the 2008 annual meeting, the persons appointed as proxies will vote on such matters in accordance with their best judgment.

MANAGEMENT

The following table identifies our current executive officers and directors, their respective offices and positions, and their respective dates of election or appointment:

Name	Age	Position Held	Officer/Director since
Thomas G. Anderson	33	Chief Executive Officer, President, Chief Financial Officer, Chairman of the Board and Director	2000
Walter Aviles	48	Chief Technical Officer	2000
Marvin Maslow	70	Director	2000
V. Gerald Grafe	44	Director	2006

The directors named above will serve until the next annual meeting of our stockholders or until their successors are duly elected and have qualified. Officers will hold their positions at the pleasure of the Board of Directors, absent any employment agreement. There is no arrangement or understanding between any of our directors or officers and any other person pursuant to which any director or officer was or is to be selected as a director or officer, and there is no arrangement, plan or understanding as to whether non-management stockholders will exercise their voting rights to continue to elect the current Board of Directors. There are also no arrangements, agreements or understandings between non-management stockholders that may directly or indirectly participate in or influence the management of our affairs.

None of our directors or executive officers has, during the past five years,

o had any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer, either at the time of the bankruptcy or within two years prior to that time,

o been convicted in a criminal proceeding and none of our directors or executive officers is subject to a pending criminal proceeding,

o been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities, futures, commodities or banking activities, or

o been found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

BIOGRAPHICAL INFORMATION

Thomas G. Anderson — CEO, President, Acting CFO, and Chairman of the Board . Thomas G. Anderson, our CEO, President, CFO and Chairman of the Board, is one of the earliest pioneers in 3D touch software. He has led Novint since its inception and has been responsible for overseeing all aspects of its business development. He began his work on computer touch more than ten years ago at Sandia National Laboratories using the first PHANTOM (the first haptics device of its kind) ever sold. Mr. Anderson was the inventor and principal investigator during the five-year computer touch project at Sandia responsible for developing the technology and applying it to important problems. Mr. Anderson then worked to obtain an exclusive license to the Sandia Technology for Novint Technologies. From 1998 to 2000, Mr. Anderson was a member of the technical staff at Sandia National Laboratories. His responsibilities included software programming and haptic project development. Sandia National Laboratories is a DOE National Research Laboratory. From 2000 to the present, Mr. Anderson has served as the CEO of Novint Technologies, Inc., with responsibilities including all aspects of running the company including overseeing product and project development, business development, legal, accounting, hiring, management of employees, and company operations. Mr. Anderson has a BS in Electrical Engineering, Magna Cum Laude, from the University of New Mexico, and an MS in Electrical Engineering from the University of Washington, where he studied both computer interface technology and business management.

Walt Aviles — Chief Technical Officer. Novint’s Chief Technical Officer, Walter A. Aviles, has over 20 years of technical and managerial experience in commercial, government and academic environments in the design and development of advanced, first of a kind, human/machine interfaces, virtual environments and robotic systems. He holds undergraduate and graduate degrees in Electrical Engineering and Computer Science from Stanford University and The Massachusetts Institute of Technology. He is a founding member of the Virtual Environment and Teleoperator Research Consortium (VETREC), an Associate Editor of the MIT Press Journal Presence and a member of the Tau Beta Pi and Sigma Chi engineering honor associations. From 1999 to 2000, Mr. Aviles founded and operated Teneo Computing, Inc., where he worked on projects including: a prototype dental cavity preparation simulator developed in collaboration with the Harvard University School of Dentistry; a three-dimensional data understanding and editing system for volumetric seismic data developed with Mobil Oil; and a computer interface for the blind research system developed with NHK Television of Japan. Prior to founding Teneo Computing, from 1996 to 1999, Mr. Aviles was a Vice President of product development at SensAble Technologies in Cambridge, Massachusetts, where he helped establish the corporation’s software group and developed the world’s first commercial haptics software toolkit. He also spearheaded the development of real-time techniques and commercial applications for interaction with volumetric models including the FreeForm application.

Marvin Maslow — Director. Marvin Maslow is the first board member after Thomas G. Anderson, and is the former CEO of our principal investor, Manhattan Scientifics. Mr. Maslow has provided a strong guiding hand in our early growth. From June 1990 through September 1996, Mr. Maslow served as chief executive officer of Projectavision, Inc., a company he co-founded to develop and market video projection technology. Since November 1996, Mr. Maslow has served as chief executive officer and chairman of the board of Tamarack Storage Devices, Inc. From 1999 through 2002, Mr. Maslow served as a director of NMXS.com, Inc. For more than 20 years, Mr. Maslow has been President of Normandie Capital Corp., a private investment and consulting company. Mr. Maslow is credited with the starting up and financing of more than 20 enterprises during his career. Mr. Maslow received an A.A.S. degree from the Rochester Institute of Technology in 1957 and an honorable discharge from the U.S. Army Signal Corps in 1963. Mr. Maslow is the special advisor to the Board of Directors of Manhattan Scientifics, Inc., a publicly traded company which is also one of our shareholders.

V. Gerald Grafe — Director. V. Gerald Grafe is a member of our Board. Mr. Grafe is a founder of Hisey Grafe, PC, a law firm focused on emerging companies, emerging technologies, and intellectual property. Mr. Grafe provides strategic consulting, legal counsel, and intellectual property services for a select group of companies. Mr. Grafe has helped guide the formation and funding of numerous startups, has represented early stage companies in numerous transactions with giants in their respective fields, and serves as the corporate secretary of several companies. Mr. Grafe became general counsel of InLight Solutions, Inc., in 2002, where he also helped architect the creation of three venture-funded spinouts. Prior to joining InLight, Mr. Grafe was employed at Sandia National Laboratories, serving first as a researcher in advanced computing, and then as an attorney in the patent and licensing organization (where he wrote and prosecuted Sandia’s first haptics patents). Mr. Grafe has a B.S. in Electrical Engineering, summa cum laude, from Texas A&M University, an M.S. in Electrical and Computer Engineering from the University of New Mexico, and was first in his class when receiving the J.D. degree from the University of New Mexico.

Family Relationships

There are no family relationships among the directors and executive officers.

 SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors, and persons who own more than ten percent (10%) of our common stock to file reports of ownership and change in ownership with the SEC and the exchange on which the common stock is listed for trading. Executive officers, directors and more than ten percent (10%) stockholders are required by regulations promulgated under the Exchange Act to furnish us with copies of all Section 16(a) reports filed. On January 5, 2007, we issued 75,000 shares of our common stock and warrants to purchase 25,000 shares of our common stock to Mr. Gerald V. Grafe, who is one of our directors. On March 5, 2007, we issued 25,000 shares of our common stock and warrants to purchase 25,000 shares of our common stock to Mr. Thomas Anderson, who is our Chief Executive Officer and a member of our Board of Directors. On May 10, 2007, we issued 38,637 shares of our common stock to Mr. Gerald V. Grafe, who is one of our directors. The Section 16(a) filing requirement for the aforementioned issuances and dispositions were not timely filed. To the Company’s knowledge, based solely on review of the copies of such reports furnished to the Company and written representation that no other reports were required, all of the Company’s other officers, directors and greater than ten percent (10%) stockholders complied with all applicable Section 16(a) filing requirements for the fiscal year ended December 31, 2007.

COMPENSATION DISCUSSION AND ANALYSIS

Introduction

The Board of Directors is tasked with ensuring that our executive compensation program meets our corporate objectives.  Management is charged with administering the compensation program according to the policies developed by the Board of Directors.

Objectives of the Program

The Board of Director’s primary objectives with respect to our executive compensation program include the following:

•       Providing a competitive total compensation package to attract and retain key personnel;
•       Closely aligning executive compensation to our financial performance and increases in shareholder value;
•       Providing long-term compensation opportunities, primarily through equity awards that align executive compensation improvement in shareholder value.

The three principal elements of our executives’ compensation are:

•       Base salary;
•       Annual incentive compensation; and
•       Long-term compensation.

The Board of Directors has the flexibility to use these elements, along with certain other benefits and perquisites, to effectively achieve the objectives of our executive compensation program. For example, the Board could put greater emphasis on the annual or long-term incentive compensation, or on certain elements within these programs, depending on the focus of the business or Board objectives. Each element of our executive compensation program is discussed in more detail below.

Elements of Executive Compensation

General

As described above, the aggregate compensation paid to our executive officers in 2007 was comprised of three primary elements: base salary, annual incentive compensation and long-term compensation. These elements, which are described in more detail below, are designed to both attract and retain our executive officers and align their interests with those of our shareholders.

The Board considers all aspects of compensation for our Chief Executive Officer, Chief Financial Officer and Chief Technical Officer (referred to as the “Named Executive Officers”). The Board reviews each element of executive compensation with respect to its review of each executive’s compensation package and makes its determinations based on corporate and individual performance, as well as general market conditions affecting executive compensation.

Other important factors in determining executive compensation include the background of the individual Named Executive Officers, their industry knowledge and their experiences in elements of the business that are or are expected to be strategic to the Company’s success.

Base Salary

When we hired our Named Executive Officers, the Board considered compensation of comparable positions at other companies of similar size and stage of development as the Company (based on the general knowledge of the Company’s management and the members of the Compensation Committee, as described above) and retention concerns.

Long Term Compensation

The Board believes it is important for a significant portion of our Named Executive Officers’ potential compensation to be tied to future short- and long-term performance of the Company so as to align compensation with increases in shareholder value. Accordingly, the target (and maximum) aggregate compensation opportunity available to our Named Executive Officers is heavily weighted towards annual incentives and long-term compensation, both of which are “at risk” if the Company does not achieve its short-term and long-term strategic objectives. This strategy allows the Company to “pay for performance,” which reflects the Compensation Committee’s philosophy.   The target bonuses for each of our Named Executive Officers are based on both quantitative and qualitative performance criteria.   The quantitative criteria are elements that each Named Executive Officer is expected to have significant impact upon.  The qualitative criteria are areas the Compensation Committee believes to be critical in establishing the corporate governance environment expected in a well run public company.

Employment Agreements

We have an employment agreement with our CEO, Thomas G. Anderson. Under such agreement, he is entitled to an annual base salary of $150,000 per year and cash bonus to be determined by our Board, and is entitled to a severance of one year’s base salary if he is terminated by our Board without cause. This agreement does not provide provisions covering a change in control of Novint. The commencement date of this agreement was March 2004.

We also have an employment agreement with our CTO, Walter Aviles. Under such agreement, he was originally granted options to purchase 400,000 shares of Novint’s common stock, but options to purchase 200,000 shares were cancelled, he is currently entitled to an annual base salary of $155,000 per year and cash bonus to be determined by Novint and is entitled to a severance of two months’ base salary if he is terminated by Novint without cause. This agreement does not provide provisions covering a change in control of Novint. The commencement date of this agreement was November 11, 2000.

EXECUTIVE COMPENSATION

SUMMARY OF COMPENSATION

The following executive compensation disclosure reflects all compensation awarded to, earned by or paid to the executive officers below for the fiscal years ended December 31, 2006 and December 31, 2007. The following table summarizes all compensation for fiscal years 2006 and 2007 earned by our Chief Executive Officer, and Novint’s most highly compensated executive officers who earned more than $100,000 in the last two fiscal years.

SUMMARY COMPENSATION TABLE

Name and principal position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non- Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation($)	Total ($)
Thomas G. Anderson, Chief Executive Officer,	2006	$150,000	—	—	—	—	—	—	$150,000
Chief Financial Officer and Director	2007	$150,000	—	—	—	—	—	—	$150,000

Walter Aviles, Chief Technical Officer	2006	$155,000	—	—	—	—	—	—	$155,000
	2007	$155,000	—	—	—	—	—	—	$155,000

The following table sets forth certain information concerning stock option awards granted to our named executive officers.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

OPTION AWARDS						STOCK AWARDS
Name	Number of securities underlying unexercised options (#) Exercisable	Number of securities underlying unexercised options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)
Thomas G. Anderson (1)	3,000,000	—	—	$0.05	6/14/2012
Thomas G. Anderson (2)	300,000	200,000	—	$0.66	6/10/2014
Walter Aviles (1)	81,515	—	—	$0.01	11/1/2010
Walter Aviles (1)	705	—	—	$0.01	11/1/2011
Walter Aviles (1)	1,100,000	—	—	$0.05	6/14/2012
Walter Aviles (3)	600,000	400,000	—	$0.66	2/18/2014

(1)	This option was fully vested as of December 31, 2007.

(2)	100,000 options vest each year on June 10 starting June 10, 2005.

(3)	200,000 options vest each year on February 18 starting February 18, 2005.

Stock Options

There were no stock options granted to executive officers during the fiscal year ended December 31, 2007 and there was no exercise of incentive stock options during the last completed fiscal year by the executive officers.

Securities Authorized for Issuance Under Equity Compensation Plans

Set forth in the table below is information regarding awards made through compensation plans or arrangements through December 31, 2007, the most recently completed fiscal year.

Equity Compensation Plan Information

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted- average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	2,727,500	$0.78	4,747,500
Equity compensation plans not approved by security holders	10,734,618	$0.47	400,000
Total	13,462,118		5,147,500

Employment Agreements, Termination of Employment and Change-in-Control Arrangements

We have an employment agreement with our CEO, Thomas G. Anderson. Under such agreement, he is entitled to an annual base salary of $150,000 per year and cash bonus to be determined by our Board and is entitled to a severance of one year’s base salary if he is terminated by our Board without cause. This agreement does not provide provisions covering a change in control of Novint. The commencement date of this agreement was March 2004.

We also have an employment agreement with our CTO, Walter Aviles. Under such agreement, he was originally granted options to purchase 400,000 shares of Novint’s common stock, but options to purchase 200,000 shares were cancelled, he is currently entitled to an annual base salary of $155,000 per year and cash bonus to be determined by Novint and is entitled to a severance of two months’ base salary if he is terminated by Novint without cause. This agreement does not provide provisions covering a change in control of Novint. The commencement date of this agreement was November 11, 2000.

Long-Term Incentive Plan Awards

We do not currently have any long-term incentive plans.

Compensation of Directors

We have a director agreement with V. Gerald Grafe providing that Mr. Grafe will be compensated for each year of service, at his election, either (i) shares of the Company’s common stock having an aggregate fair market value of $15,000 or (ii) options to purchase common stock of the Company having an aggregate fair market value of $15,000 with an exercise price equal to the fair market value at the time of the option grant. Mr. Grafe will also receive shares or options in the manner described above having an aggregate fair market value of $1,000 for each meeting of the Board of Directors Mr. Grafe attends.

There are no other director agreements between the Company and any other Board member. The remaining directors do not generally receive cash compensation for their services as directors, but are to be reimbursed for expenses incurred in attending board meetings. There is no expressed cap for such expenses and Novint will reimburse all such reasonable expenses incurred by its directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of our common stock as of June 13, 2008 by (i) each person who is known by us to own beneficially more than five percent (5%) of the outstanding shares of our voting securities, (ii) each of our directors and executive officers, and (iii) all of our directors and executive officers as a group. Unless otherwise indicated below, to our knowledge, all persons listed below have sole voting and investing power with respect to their shares of common stock, except to the extent authority is shared by spouses under applicable community property laws, and, unless otherwise stated, their address is 4601 Paradise Boulevard, NW, Suite B, Albuquerque, New Mexico 87114.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)		Percent of Class (2)
Common	Thomas G. Anderson	6,740,118	(3)	19.0%
Common	Walter Aviles	1,982,220	(4)	5.8%
Common	V. Gerald Grafe	290,620	(5)	*
Common	Marvin Maslow	1,450,000	(6)	4.3%
Common	Walter M. Zierman	2,987,374	(7)	9.1%
Common	AIGH Investment Partners, LLC	3,800,000	(8)	11.2%
Common	Paul Packer	1,933,624	(9)	5.7%
	All officers and directors as a group (4 persons)	10,445,311		26.9%

(1)
Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options, warrants or convertible securities exercisable or convertible within 60 days of June 13, 2008, are deemed outstanding for computing the percentage of the person or entity holding such options, warrants or convertible securities but are not deemed outstanding for computing the percentage of any other person.

(2)	Percentages are based on 31,969,266 shares of common stock issued and outstanding on June 13, 2008.

(3)
Includes 3,315,118 shares of our common stock and an option to purchase 3,000,000 shares of our common stock at an exercise price of $0.05 per share and an option to purchase 400,000 shares of our common stock at an exercise price of $0.66 per share. Under this last option, 100,000 additional shares vest on June 10, 2009. Also includes a warrant to purchase 25,000 shares of our common stock at an exercise price of $1.50 per share.

(4)
Includes options to purchase 82,220 shares of our common stock at an exercise price of $0.01 per share; 1,100,000 shares of our common stock at an exercise price of $0.05 per share; and 800,000 shares of our common stock at an exercise price of $0.66 per share. Under the last option, 200,000 additional shares vest on February 18, 2009.

(5)
Includes 247,453 shares of our common stock, a warrant to purchase 25,000 shares of our common stock at an exercise price of $1.50, and a warrant to purchase 12,500 shares of our common stock at an exercise price of $2.00 per share. Also includes options to purchase 5,667 shares of our common stock at an exercise price of $0.89 per share. Under this option, 94,333 additional shares vest as legal services once the registration of patents is completed.

(6)
Includes an option to purchase 200,000 shares at an exercise price of $0.66 per share. Under this option up to the amount of 50,000 shares will vest annually on June 10 of each year until 2009. Also includes an option to purchase 1,250,000 shares at an exercise price of $0.90 per share. Under this option, 250,000 additional shares vest on December 31, 2008.

(7)
Includes warrants to purchase 1,025,000 shares of our common stock, which includes 425,000 shares at an exercise price of $2.00 per share, 150,000 shares at an exercise price of $1.01 per share, and 450,000 shares at an exercise price of $1.00 per share. Also includes 1,962,374 shares held as trustee for the Zierman Living Trust and the Walter M. Zierman DDS PA Age-Weighted Profit Sharing Plan and Trust. Mr. Zierman’s address is 1058 Camino Manana, Santa Fe, New Mexico 87501.

(8)
Includes 1,800,000 shares of our common stock and warrants to purchase 1,800,000 shares of our common stock at an exercise price of $1.50 per share. Also includes 100,000 shares of our common stock underlying convertible notes at a conversion price of $1.00 per share and warrants to purchase 100,000 shares of our common stock at an exercise price of $1.00 per share. The address for AIGH Investment Partners, LLC (“AIGH”) is 6006 Berkeley Avenue, Baltimore, Maryland 21209. Orin Hirschman is the managing member of AIGH and exercises sole voting and investment control over such shares.

(9)
Includes warrants to purchase 900,000 shares of our common stock at an exercise price of $1.50, warrants to purchase 224,312 shares of our common stock at an exercise price of $1.00 per share per share and 224,312 shares underlying convertible notes at conversion price of $1.00 per share held by Globis Capital Partners, LP, and warrants to purchase 175,000 shares of our common stock at an exercise price of $1.50 per share, warrants to purchase 60,000 shares of common stock at an exercise price of $1.00 per share and 60,000 shares underlying convertible notes at a conversion price of $1.00 per share held by Globis Overseas Fund, Ltd. Mr. Packer exercises sole voting and investment control over these shares. Also includes 75,000 shares of our common stock, warrants to purchase 75,000 shares of our common stock at an exercise price of $1.50 per share, warrants to purchase 70,000 shares of our common stock at an exercise price of $1.00 per share and 70,000 shares underlying convertible notes at a conversion price of $1.00 per share held by Mr. Packer. The address for Mr. Packer is 60 Broad Street, 38th floor, New York, New York 10004.

*	Less than one percent.

CHANGE IN CONTROL

To the knowledge of management, there are no present arrangements or pledges of securities of our Company that may result in a change of control of the Company.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The following describes all transactions since the beginning of the Company’s last fiscal year, and all proposed transactions, in which the Company was or is to be a participant and the amount involved exceeds the lesser of $120,000 or one percent of the average of the Company’s total assets at year-end for the last three completed fiscal years, and in which any related person had or will have a direct or indirect material interest.

On March 5, 2007, we closed a $9,000,000 financing transaction in which Mr. Thomas G. Anderson, our CEO and Chairman, invested $25,000. Mr. Anderson received 25,000 shares of our common stock and warrants to purchase 25,000 shares of our common stock at an exercise price of $1.50 per share.

The Company retains Hisey Grafe, P.C. (“Hisey”) as general counsel for the Company. Mr. Grafe, a member of the Company’s Board of Directors and a stockholder of the Company, is a partner at Hisey. Hisey earned fees of $130,166 and $82,918 in 2007 and 2006, respectively, for legal services rendered to the Company. In 2006, the Company issued 18,290 shares of the Company’s common stock valued at $18,290 in payment of $18,290 of the fees. In 2007, the Company issued 25,000 shares of common stock and warrants to purchase 12,500 shares in payment of $25,000 in fees due for 2006. Additionally, in 2007, the Company issued 25,000 shares of common stock and warrants to purchase 25,000 shares in payment of $25,000 of the 2007 expense. At the beginning of 2008, the Company granted Mr. Grafe options to purchase 100,000 shares of common stock with an exercise price of $0.89 per share for services performed and to be performed in relation to the Company's patents. As of December 31, 2007, 3,667 options had vested and the Company recorded $2,354 as expense associated with the 3,667 vested options.

In March 2004, Normandie New Mexico Corporation, which is owned by Mr. Maslow, who is also a member of the Company’s Board of Directors, entered into an agreement with the Company to provide consulting services in relation to strategic advice and investor relations. Fees per the agreement are $6,250 per month. For the years ended December 31, 2007 and 2006, the Company had paid $140,625 and $9,375, respectively, for these services. As of December 31, 2007, the Company owed $6,250 to Normandie New Mexico under the agreement.

On July 23, 2007, the Company entered into an employment agreement with Christine Santopolo, the sister-in-law of Mr. Anderson, our CEO and Chairman, pursuant to which the Company pays Ms. Santopolo a salary of $68,000 per year for her services as the Company’s Operations Manager. Ms. Santopolo also received an option to purchase 25,000 shares of our common stock at an exercise price of $0.95 per share.

Director Independence

We currently have one director, Mr. Grafe, who is an independent director as that term is defined under NASDAQ Rule 4200(a)(15). Mr. Maslow, a member of our Audit Committee, does not meet the independence standards for members of the Audit Committee set forth in NASDAQ Rule 4350(d)(2).

Code of Ethics

The Company adopted a Code of Business Conduct and Ethics (the “Code of Ethics”) as of March 31, 2006, which applies to all employees, including the Company’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the Code of Ethics is incorporated by reference into our Annual Report on Form 10-KSB as Exhibit 14.

GENERAL INFORMATION

Shareholder Proposals

Proposals of shareholders of the Company that are intended to be presented by such shareholders at the Company’s 2009 annual meeting of shareholders and that shareowners desire to have included in the Company’s proxy materials relating to such meeting must be received by the Company at its corporate offices no later than February 23, 2009, which is 120 calendar days prior to the anniversary of this year’s mailing date. Upon timely receipt of any such proposal, the Company will determine whether or not to include such proposal in the proxy statement and proxy in accordance with applicable regulations governing the solicitation of proxies.

If a shareholder wishes to present a proposal at the Company’s 2008 annual meeting or to nominate one or more directors and the proposal is not intended to be included in the Company’s proxy statement relating to the meeting, the shareholder must give advance written notice to the Company by July 25, 2008.  Pursuant to SEC Rule 14a-4(c)(1), if proposals are received prior to the meeting they may be voted upon with the discretionary authority granted to the proxies in this proxy statement and attached proxy card.

Any shareholder filing a written notice of nomination for director must describe various matters regarding the nominee and the shareholder, including such information as name, address, occupation and shares held.   Any shareholder filing a notice to bring other business before a shareholder meeting must include in such notice, among other things, a brief description of the proposed business and the reasons for the business, and other specified matters. Copies of those requirements will be forwarded to any shareholder upon written request.

Solicitation

The Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy card and any additional information furnished to shareholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of common stock beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of common stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of the Company. No additional compensation will be paid to directors, officers or other regular employees for such services.

Form 10-KSB – Annual Report

Enclosed herewith is the Company’s Annual Report on Form 10-KSB for the 2007 fiscal year. Additional copies may be requested in writing. Such requests should be submitted to Mr. Thomas G. Anderson, Chief Executive Officer, Novint Technologies, Inc. 4601 Paradise Boulevard NW, Suite B, Albuquerque, New Mexico 87114.   Exhibits to Form 10-KSB, as amended, will also be provided upon specific request. The materials will be provided without charge.

Thomas G. Anderson
Chairman

June 16, 2008

PROXY

NOVINT TECHNOLOGIES, INC.
4601 Paradise Boulevard NW, Suite B
Albuquerque, New Mexico 87114

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

THE UNDERSIGNED HEREBY APPOINTS THOMAS G. ANDERSON AND WALTER AVILES AND EACH OF THEM, AS PROXIES OF THE UNDERSIGNED, WITH FULL POWER OF SUBSTITUTION, TO VOTE ALL THE SHARES OF COMMON STOCK OF NOVINT TECHNOLOGIES, INC. HELD OF RECORD BY THE UNDERSIGNED ON JUNE 13, 2008 , AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 28, 2008 OR ANY ADJOURNMENT THEREOF.

(Continued and to be marked, dated and signed, on the other side)

1.	To elect three directors to serve until the 2009 annual meeting of the shareholders.

☐ FOR all nominees listed (except as marked to the contrary)

☐ WITHHOLD AUTHORITY to vote for all nominees listed

01 Thomas G. Anderson

02 Marvin Maslow

03 V. Gerald Grafe

(Instruction: To withhold authority to vote for any individual nominee, place a line through the nominee’s name.)

2.	To ratify the appointment of AJ. Robbins, P.C. as the Company’s registered independent public accountants for the 2008 fiscal year.

	☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	In their discretion, upon the transaction of any other matters which may properly come before the meeting or any adjournment thereof.

	☐ FOR	☐ AGAINST	☐ ABSTAIN

The shares represented by this proxy, when properly executed, will be voted as specified by the undersigned shareholder(s) in items 1, 2 and 3 above. If this card contains no specific voting instructions, the shares will be voted FOR the election of all nominees for director; and FOR the ratification of AJ. Robbins, P.C. as the Company’s independent public accountants.

Dated , 2008

Signature

Signature if held jointly

Please sign exactly as the name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign the corporate name by the president or other authorized officer. If a partnership, please sign in the partnership name by an authorized person.